UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23579

FLAT ROCK CORE INCOME FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001 (Address of principal executive offices) (Zip code)

(307) 500-5200

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0262

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report
December 31, 2022

Flat Rock Core Income Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Flat Rock Core Income Fund	Shareholder Letter
December 31, 2022 (Unaudited)

Dear CORFX Shareholders:

The Flat Rock Core Income Fund (“CORFX” or the “Fund”) finished fiscal year 2022 up 2.84%. Since inception in July of 2017, the Fund generated average annual returns of 6.81% with a standard deviation of 3.17%, more than double the returns of the Bloomberg US Aggregate Bond Index with less volatility. The Fund experienced only seven down months in its history. We believe our commitment to first lien investments while maintaining a highly selective investment approach creates the foundation for this performance.

Fund Performance (Net)(a)

			Annualized	Standard
			Return Since	Deviation Since
	2022	2021	Inception	Inception
	Full Year	Full Year	on 7/2/2017	on 7/2/2017
Flat Rock Core Income Fund	2.84%	9.00%	6.81%	3.17%
Bloomberg US Aggregate Bond Index	-13.01%	-1.54%	0.25%	4.61%
Bloomberg US Corporate High Yield Index	-11.19%	5.28%	2.55%	5.84%
Morningstar Leveraged Loan Index	-0.60%	5.20%	3.40%	3.67%

(a)	Performance data is per Bloomberg as of 12/31/22, and includes the reinvestment of distributions.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. All historical performance related to Flat Rock Core Income Fund prior to 11/23/2020 is of the Predecessor Fund, Flat Rock Capital Corp.

CORFX generated 8.9%1 returns from the net earnings of the Fund in 2022, with unrealized losses of 5.4%1 offsetting the earnings yield. The accurate marking to market of investments is critical in less liquid investment vehicles to ensure investors of transparency of returns and portfolio performance. When marking assets to market, investment advisors can create models with numerous inputs that can be adjusted to reduce perceived market volatility or worse, mask under performance. CORFX engages third party valuation firms to independently value portfolio investments quarterly, which contributes greatly to accurate and independent investment valuations.

Despite the unrealized, mark to market losses on the portfolio in 2022, the fundamental performance of our underlying investments has been strong, with all of our portfolio investments rated 1 or 2 (i.e., performing above or at expectations) with the exception of two underperforming investments that comprise 0.24% of the portfolio’s fair market value2. We began 2022 with our portfolio companies experiencing strong revenue growth and operating near all-time high operating margins, as a result of cost cutting during the pandemic. The Federal Reserve had its desired effect during the year as revenue growth generally slowed. However, on average our portfolio of investments continues to produce revenue growth, albeit at a lower level than previously, and strong earnings.

Annual Report | December 31, 2022	1

Flat Rock Core Income Fund	Shareholder Letter
December 31, 2022 (Unaudited)

The loans in the Fund are almost exclusively floating rate and have benefitted from the increases in LIBOR and SOFR. As interest rates rose, average interest coverage on the portfolio dropped from unprecedented highs at the beginning of the year of 4.75x to a still comfortable level of 4.06x at year-end3.

During the year, we took advantage of the market sell-off by adding to existing loans and establishing new investments at attractive prices. We deployed $134 million in new investments during the year. Today the portfolio consists of 53 positions, with an average loan to value of 44% for our direct loan investments.

The Fund finished 2022 with $259 million of assets under management. We also completed the upsize of the Fund’s credit facility from $45 million to $75 million. The Fund’s leverage ratio (debt- to-total assets) finished 2022 at a modest 0.26x.

We continue to view CORFX as a potential core position in client’s portfolios, delivering a consistent monthly dividend, with relatively low volatility and low interest rate risk given its floating rate exposure.

As always, if you have any questions, please feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

[1]	Figures calculated based on average of net assets at beginning and end of year.
[2]	As of 12/31/22.
[3]	Reflects latest financial information reported by underlying portfolio companies as of 12/31/22.

Glossary: Standard Deviation is measure that provides the dispersion around a mean. The Bloomberg US Aggregate Bond Index, or the Agg, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The Bloomberg US Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. The Morningstar LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/core-income-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

2	www.flatrockglobal.com

Flat Rock Core Income Fund	Shareholder Letter
December 31, 2022 (Unaudited)

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions.

Annual Report | December 31, 2022	3

Flat Rock Core Income Fund	Portfolio Update
December 31, 2022 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Core Income Fund’s (the “Fund”) investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

PERFORMANCE as of December 31, 2022

			Average Annual Returns
	1 Month	6 Month	1 Year	3 Year(1)	5 Year(1)	Since Inception(1)
Flat Rock Core Income Fund(2)(8)	0.47%	1.84%	2.84%	7.24%	6.80%	6.81%
S&P 500 Total Return Index(3)	-5.76%	2.31%	-18.11%	7.66%	9.42%	10.44%
Bloomberg US Aggregate Bond Index(4)	-0.45%	-2.97%	-13.01%	-2.71%	0.02%	0.17%
S&P BDC Total Return Index(5)	-4.97%	1.95%	-9.38%	4.31%	6.23%	4.92%
Bloomberg U.S. Corporate High Yield Bond Index (6)	-0.62%	3.50%	4.17%	0.05%	0.05%	2.38%
Morningstar LSA U.S. Leveraged Loan Index(7)	0.44%	4.14%	-0.60%	2.55%	3.31%	3.33%

(1)	The Fund commenced operations on May 3, 2017. Operations for the period prior to November 23, 2020 are for Flat Rock Capital Corp. (see Note 14 in the Notes to Consolidated Financial Statements for further information).
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The Standard & Poor’s 500 Total Return Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange. The Fund no longer believes that the S&P 500 provides a meaningful performance comparison, and will remove this index from the Fund’s performance table in the next annual report.
(4)	The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.
(5)	The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. The Fund no longer believes that the S&P BDC Total Return Index provides a meaningful performance comparison, and will remove this index from the Fund’s performance table in the next annual report.
(6)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
(7)	The Morningstar LSTA U.S. Leveraged Loan Index (formerly the S&P LSTA Leveraged Loan Index) is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.
(8)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

4	www.flatrockglobal.com

Flat Rock Core Income Fund	Portfolio Update
December 31, 2022 (Unaudited)

Flat Rock Core Income Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of December 31, 2022^

^	Holdings are subject to change.

Percentages are based on total assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2022

% of Total Investments**
Triplepoint Private Venture Credit Inc.	6.44%
Hercules Private Global Venture Growth Fund I LP	5.34%
BCP GREAT LAKES FUND LP II	4.76%
Galactic Litigation Partners	4.43%
George Intermediate Holdings, Inc.	3.05%
Diversified Risk Holdings	2.80%
Congruex Group LLC	2.60%
Barings Middle Market CLO Ltd 2021-I	2.47%
CDK Global, Inc. TLB 1L	2.34%
Mount Logan Funding 2018-1 LP	2.31%
36.55%

*	Holdings are subject to change and exclude cash equivalents and government securities. Holdings are presented on an individual security basis and may not reflect the Fund’s total holdings with respect to one issuer.
**	Percentages are based on the fair value of total investments of the Fund.

Annual Report | December 31, 2022	5

Flat Rock Core Income Fund	Portfolio Update
December 31, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on May 3, 2017 (commencement of operations) and tracking its progress through December 31, 2022. Operations for the period prior to November 22, 2020 are for Flat Rock Capital Corp. (see Note 14 in the Notes to Consolidated Financial Statements for further information).

$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
07/31/17
12/31/17
06/30/18
12/31/18
06/30/19
12/31/19
06/30/20
12/31/20
06/30/21
12/31/21
6/30/22
12/31/22
Flat Rock Core Income Fund – $14,288
S&P 500 Total Return Index – $17,128
Bloomberg US Aggregate Bond Index – $10,092
S&P BDC Total Return Index – $12,970

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

6	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

			Principal
	Rate	Maturity	Amount	Value
FIRST LIEN SENIOR SECURED DEBT‐ 73.43%
24 Seven Holdco, LLC(a)(b)(c)	1M US L + 6.00 (1.00% Floor)%	11/16/2027	$3,960,000	$3,838,824
Accordion Partners(a)(b)(c)	3M US SOFR + 6.25 (0.75% Floor)%	08/31/2029	3,260,560	3,174,449
Accordion Partners DDTL(a)(b)(c)(d)	3M US SOFR + 6.25 (0.75% Floor)%	08/31/2029	640,721	623,800
AIS HoldCo, LLC(a)(b)(c)	3M US L + 5.00%	08/15/2025	3,446,032	3,446,032
ALM Media, LLC(a)(b)(c)	1M US L + 6.50 (1.00% Floor)%	11/25/2024	4,250,000	4,165,000
Bounteous Inc.(a)(b)(c)	3M US L + 5.00 (1.00% Floor)%	11/05/2027	1,650,000	1,591,590
Bounteous Inc. Delayed Draw(a)(b)(c)(d)	3M US L + 5.00 (1.00% Floor)%	11/05/2027	3,333,333	3,215,333
Broder Bros Co.(a)(b)(c)	3M US L + 6.00 (1.00% Floor)%	12/04/2025	5,615,625	5,497,135
CDK Global, Inc. TLB 1L(a)(b)(c)	SOFR + 4.50 (0.50% Floor)%	07/06/2029	6,000,000	5,938,620
Congruex Group LLC(a)(b)(c)	SOFR + 5.75 (0.75% Floor)%	05/03/2029	6,969,987	6,607,548
DIRECTV Financing LLC(a)(b)(c)	3M US L + 5.00 (0.75% Floor)%	08/02/2027	4,646,597	4,513,983
Diversified Risk Holdings(a)(b)(c)	3M US L + 6.25 (1.00% Floor)%	04/30/2026	7,274,289	7,128,803
Diversified Risk Holdings Revolver(a)(b)(c)(d)	3M US L + 6.25 (1.00% Floor)%	04/30/2026	296,296	290,370
ETC Group(a)(b)(c)	SOFR + 6.00 (0.50% Floor)%	09/30/2029	1,500,000	1,451,250
Galactic Litigation Partners(a)(c)(i)	13.00%(e)	06/21/2024	11,500,000	11,270,000
Garmat USA LLC Term Loan(a)(b)(c)	1M US L + 5.00 (1.00% Floor)%	06/19/2025	4,974,641	4,865,697
George Intermediate Holdings, Inc.(a)(b)(c)	SOFR + 6.50 (1.00% Floor)%	08/15/2027	8,000,000	7,760,000
Isagenix International, LLC(a)(b)(c)(f)	3M US L + 7.75 (1.00% Floor)%	06/14/2025	2,344,220	471,188

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	7

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

	Rate	Maturity	Principal Amount	Value
MAG Aerospace(a)(b)(c)	3M US L + 5.50 (1.00% Floor)%	04/01/2027	$2,681,402	$2,574,146
Magnate Worldwide LLC(a)(b)(c)	3M US L + 5.50 (1.50% Floor)%	12/30/2028	3,825,714	3,696,023
Magnate Worldwide LLC Delayed Draw Term Loan(a)(b)(c)(d)	3M US L + 5.50 (1.50% Floor)%	12/30/2028	146,429	141,465
Marble Point Credit Management LLC Term Loan(a)(b)(c)	3M US L + 6.00 (1.00% Floor)%	08/11/2028	4,663,711	4,663,711
Mills Fleet Farms(a)(b)(c)	3M US L + 6.25 (1.00% Floor)%	10/24/2024	4,490,699	4,403,580
North Pole US LLC(a)(b)(c)(f)	3M US L + 7.00%	03/03/2025	1,750,000	140,000
Oak Point Partners Term Loan(a)(b)(c)	1M US L + 5.25 (1.00% Floor)%	12/01/2027	4,865,254	4,725,135
Potpourri Group, Inc.(a)(b)(c)	1M US L + 8.25%	07/03/2024	5,780,212	5,752,467
Profile Products LLC, Delayed Draw Term Loan(a)(b)(c)(d)	1M US L + 5.50 (0.75% Floor)%	11/12/2027	166,988	158,839
Profile Products LLC, Term Loan(a)(b)(c)	1M US L + 5.50 (0.75% Floor)%	11/12/2027	2,822,767	2,685,016
Savers, Inc.(a)(b)(c)	SOFR + 5.50 (0.75% Floor)%	04/26/2028	4,962,312	4,780,344
Solaray LLC(a)(b)(c)	1M US L + 5.50 (1.00% Floor)%	09/11/2023	1,689,131	1,674,267
Solaray, LLC Inc.(a)(b)(c)	1M US L + 5.50 (1.00% Floor)%	09/11/2023	1,785,752	1,770,037
Solaray, LLC Term Loan 1L(a)(b)(c)	1M US L + 5.50 (1.00% Floor)%	09/11/2023	1,481,556	1,468,518
Spencer Gifts LLC(a)(b)(c)	1M US L + 6.00%	06/12/2026	5,067,071	4,965,729
Thryv Inc(a)(b)(c)	1M US L + 8.50 (1.00% Floor)%	03/01/2026	5,184,393	5,076,402
Watchguard Technologies, Inc.(a)(b)(c)	SOFR + 5.25 (0.75% Floor)(e)%	06/30/2029	2,992,500	2,851,852
Watterson(a)(b)(c)(i)	3M US L + 6.00 (1.00% Floor)%	12/17/2026	4,177,223	4,092,008
Watterson Term LoanL-Delayed Draw(a)(c)(d)(i)	3M US L + 6.00 (1.00% Floor)%	12/17/2026	469,853	460,268

See Notes to Consolidated Financial Statements.
8	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

	Rate		Maturity	Principal Amount	Value
Xanitos, Inc. Term Loan(a)(b)(c)(i)	3M US L + 6.50% (1.00% Floor)		06/25/2026	$3,549,973	$3,471,164
TOTAL FIRST LIEN SENIOR SECURED DEBT (Cost $139,857,111)					$135,400,593

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 11.23%(g)
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes(a)(h)	17.72	%(e)	07/20/2033	6,300,000	6,270,026
BlackRock Elbert CLO V LLC, Subordinated Notes(a)	15.58	%(e)	06/15/2034	2,000,000	1,760,534
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)	22.56	%(e)	10/15/2034	10,191,083	3,950,287
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(h)	14.58	%(e)	10/24/2033	5,000,000	4,578,807
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2(a)(h)	13.11	%(e)	08/20/2033	5,000,000	4,149,056
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $21,146,564)					$20,708,710

COLLATERALIZED LOAN OBLIGATIONS DEBT- 29.47%

ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(h)	3M US L + 8.73%		07/20/2033	5,000,000	4,697,169
ABPCI Direct Lending Fund CLO II LLC, Class ER(a)(b)(h)	3M US L + 7.60%		04/20/2032	3,750,000	3,328,549
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(h)	3M US SOFR + 9.70%		10/27/2034	3,000,000	2,880,986
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US L + 9.27%		01/23/2032	4,000,000	3,753,148
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)	3M US L + 10.00%		10/15/2029	3,000,000	2,772,208
MCF CLO IV LLC, Class ERR(a)(b)(h)	3M US L + 8.65%		10/20/2033	5,000,000	4,447,637
MCF CLO VII LLC, Class ER(a)(b)(h)	3M US L + 9.15%		07/20/2033	5,000,000	4,540,092
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(h)	3M US L + 7.35%		04/22/2029	2,000,000	1,865,276

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	9

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

			Principal
	Rate	Maturity	Amount	Value

Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(h)	3M US L + 8.70%	10/22/2031	$1,625,000	$1,499,614
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(h)	3M US L + 7.25%	11/22/2030	1,760,000	1,604,392
Monroe Capital MML CLO VIII, Ltd., Class ER(a)(b)(h)	3M US L + 8.36%	11/22/2033	6,250,000	5,416,399
Monroe Capital MML CLO XI, Ltd., Class E(a)(b)(h)	3M US L + 8.54%	05/20/2033	5,000,000	4,357,202
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(h)	3M US SOFR + 10.02%	10/24/2034	3,000,000	2,793,996
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(h)	3M US L + 8.46%	01/22/2033	6,500,000	5,868,091
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(h)	3M US L + 8.97%	04/15/2033	5,000,000	4,511,581
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $57,043,517)				$54,336,340

	Shares	Value
PRIVATE FUND INVESTMENTS - 22.80%
BCP GREAT LAKES FUND LP II(j)	N/A	$12,102,125

Hercules Private Global Venture Growth Fund I LP(j)	N/A	13,567,738
Triplepoint Private Venture Credit Inc.(j)	1,132,627	16,377,780
TOTAL PRIVATE FUND INVESTMENTS (Cost $43,162,824)		$42,047,643

See Notes to Consolidated Financial Statements.
10	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

		Shares	Value
SHORT TERM INVESTMENTS - 0.05%
Money Market Fund - 0.05%
First American Government Obligations Fund	(7 Day Yield 4.09%)	95,672	$95,672

TOTAL SHORT TERM INVESTMENTS (Cost $95,672)
			$95,672
TOTAL INVESTMENTS - 136.99% (Cost $261,305,688)			$252,588,958
LIABILITIES IN EXCESS OF OTHER ASSETS - (36.99)%			(68,206,432)
NET ASSETS - 100.00%			$184,382,526

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Variable rate investment. Interest rates reset periodically. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(c)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the “Credit Facility”). At December 31, 2022, the value of securities pledged amounted to $135,400,593, which represents approximately 73.43% of net assets.
(d)	Investment has been committed to but has not been funded by the Fund as of December 31, 2022. See Note 12 for total unfunded investment commitments.
(e)	Estimated yield.
(f)	Security is currently in default.
(g)	Collateralized Loan Obligation (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and expenses of the CLO. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $20,708,710, which represents 11.23% of net assets as of December 31, 2022.

(h)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $62,808,873, which represents 34.06% of net assets as of December 31, 2022.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	11

Flat Rock Core Income Fund	Consolidated Schedule of Investments
December 31, 2022

(i)	The investment was acquired by the Fund via participation agreement (see Note 2).
(j)	Non-income producing security

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

3M US SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

See Notes to Consolidated Financial Statements.
12	www.flatrockglobal.com

Flat Rock Core Income Fund	Consolidated Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments, at fair value (Cost: $261,305,688)	$252,588,958
Cash and cash equivalents	325,604
Interest receivable	4,373,075
Dividends receivable	1,100,440
Fee rebate	189,010
Receivable for fund shares sold	159,897
Receivable for securities sold	4,329
Prepaid expenses and other assets	410,651
Total Assets	259,151,964

LIABILITIES:
Credit Facility, net (see Note 9)	48,547,629
Mandatorily redeemable preferred stock (net of deferred financing costs of $315,215)(a)	19,684,785
Unfunded loan commitments	4,995,347
Incentive fee payable	714,805
Management fee payable	284,296
Accrued interest expense	241,387
Payable for audit and tax service fees	96,000
Payable for fund accounting and administration fees	66,591
Payable to transfer agent	40,759
Distributions payable on redeemable preferred stock	40,139
Other accrued expenses	31,802
Payable for excise tax	16,471
Payable for custodian fees	9,427
Total Liabilities	74,769,438
Net Assets	$184,382,526

NET ASSETS CONSIST OF:
Paid-in capital	$187,605,163
Total distributable earnings/(accumulated deficit)	(3,222,637)
Net Assets	$184,382,526

PRICING OF SHARES:

Net Assets	$184,382,526
Shares of beneficial interest outstanding
(Unlimited number of shares, at $0.001 par value per share)	9,266,948
Net Asset Value Per Share and Offering Price Per Share	$19.90

(a)	$10,000 liquidation value per share. 2,000 shares authorized, issued and outstanding.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	13

Flat Rock Core Income Fund	Consolidated Statement of Operations

For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest income	$19,115,529
Dividend income	3,926,442
Other income	12,553
Total Investment Income	23,054,524

EXPENSES:
Incentive fees	2,309,155
Management fees	2,933,173
Interest on credit facility	1,885,467
Distributions on redeemable preferred stock	817,500
Accounting and administration fees	585,329
Transfer agent fees and expenses	268,830
Legal fees	114,149
Audit and tax service fees	108,500
Amortization of deferred financing costs	107,684
Loan commitment fees	101,673
Loan issuance costs	99,134
Custodian expenses	34,039
Excise tax expenses	32,400
Trustee expenses	29,986
Registration expenses	18,642
Insurance expenses	15,406
Compliance expenses	15,000
Printing expenses	11,925
Miscellaneous expenses	44,209
Total Expenses	9,532,201
Net Investment Income	13,522,323

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized loss on:
Investments	(833,351)
Net change in unrealized appreciation/(depreciation) on:
Investments	(8,123,485)
Net Realized and Unrealized Loss on Investments	(8,956,836)
Net Increase in Net Assets Resulting from Operations	$4,565,487

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$13,522,323	$6,418,058
Net realized gain/(loss)	(833,351)	558,585
Net change in unrealized (depreciation)	(8,123,485)	(64,746)
Net increase in net assets resulting from operations	4,565,487	6,911,897

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(10,386,184)	(5,646,537)
Decrease in net assets from distributions to shareholders	(10,386,184)	(5,646,537)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	89,540,684	61,805,740
Reinvestment of distributions	4,061,316	2,011,352
Cost of shares repurchased	(19,783,124)	(9,133,736)
Net increase in net assets from capital share transactions	73,818,876	54,683,356

Net Increase in Net Assets	67,998,179	55,948,716

NET ASSETS:
Beginning of period	116,384,347	60,435,631
End of period	$184,382,526	$116,384,347

OTHER INFORMATION:
Share Transactions:
Shares sold	4,410,688	3,004,439
Shares issued in reinvestment of distributions	201,263	98,038
Shares repurchased	(983,505)	(443,282)
Net increase in shares outstanding	3,628,446	2,659,195

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	15

Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,565,487
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(134,091,082)
Proceeds from sale of investment securities	41,059,466
Net purchase of short-term investment securities	(4,328)
Amortization of premium and accretion of discount on investments, net	(387,101)
Net realized loss on:
Investments	833,351
Net change in unrealized (appreciation)/depreciation on:
Investments	8,123,485
(Increase)/Decrease in assets:
Interest receivable	(2,132,557)
Prepaid loan commitment fees	422,762
Fee rebate	(189,010)
Dividends receivable	(740,415)
Prepaid expenses and other assets	(383,843)
Increase/(Decrease) in liabilities:
Accrued interest expense	144,235
Incentive fee payable	314,672
Management fee payable	94,602
Payable for fund accounting and administration fees	29,014
Payable for custodian fees	(22,652)
Payable for audit and tax service fees	14,000
Payable to transfer agent	27,030
Distributions payable on redeemable preferred stock	23,472
Payable to trustees and officers	(13)
Payable for excise tax	(133,659)
Other accrued expenses	19,990
Net cash used in operating activities	(82,404,438)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	92,204,708
Proceeds from issuance mandatorily redeemable preferred stock (net of deferred financing costs of $315,215)	9,878,977
Cost of shares repurchased	(19,783,124)
Borrowings on credit facility	95,193,437
Payments on credit facility	(88,543,426)
Cash distributions paid	(6,324,868)
Net cash provided by financing activities	82,625,704
Net increase in cash	221,266
Cash, beginning of period	$104,338
Cash, end of period	$325,604

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2022

Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$4,061,316

Cash paid for interest on credit facility during the period was:	$1,741,232

Cash paid for distributions to mandatorily redeemable preferred stock:	$794,028

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	17

Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)	For the Year Ended December 31, 2018(a)
Net asset value - beginning of period	$20.64	$20.29	$19.76	$19.74	$20.02
Income from investment operations:
Net investment income(b)	1.76	1.54	1.41	1.37	1.15
Net realized and unrealized gain/(loss) on investments(b)	(1.13)	0.17	0.48	(0.01)	(0.13)
Total income from investment operations	0.63	1.71	1.89	1.36	1.02
Less distributions:
From net investment income	(1.35)	(1.36)	(0.81)	(1.34)	(1.30)
From net realized gain on investments	(0.02)	–	(0.55)	–	–
Total distributions	(1.37)	(1.36)	(1.36)	(1.34)	(1.30)
Net increase/(decrease) in net asset value	(0.74)	0.35	0.53	0.02	(0.28)
Net asset value - end of period	$19.90	$20.64	$20.29	$19.76	$19.74
Total Return(c)	3.14%	8.73%	10.03%	7.13%	5.07%
Ratios/Supplemental Data:

Net assets, end of period (in thousands)	$184,382	$116,384	$60,436	$55,970	$36,855
Ratios to Average Net Assets (including interest on credit facility and distributions on mandatorily redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	6.16%	5.51%	7.69%	7.39%	3.52%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	6.16%	5.51%	8.07%	8.83%	6.15%
Ratio of net investment income to average net assets including fee waivers and reimbursements	8.74%	7.50%	7.15%	6.85%	5.47%

See Notes to Consolidated Financial Statements.
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Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

	For the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2022	2021	2020(a)	2019(a)	2018(a)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	8.74%	7.50%	6.77%	5.41%	2.84%
Ratios to Average Net Assets (excluding interest on credit facility and distributions on mandatorily redeemable preferred stock)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	4.41%	4.41%	5.69%	4.47%	2.99%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.41%	4.41%	6.07%	4.77%	2.99%
Ratio of net investment income to average net assets including fee waivers and reimbursements	10.49%	8.60%	9.15%	10.31%	4.05%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	10.49%	8.60%	8.77%	9.77%	6.00%
Portfolio turnover rate	17%	61%	32%	85%	137%
Credit Facility:
Aggregate principal amount, end of period (000s):	48,548	41,898	25,676	29,796	23,233
Asset coverage, end of period per $1,000:(f)	4,804	3,780	3,354	2,667	2,794
Mandatorily Redeemable Preferred Stock:
Liquidation value, end of period (000s):	20,000	10,000	N/A	N/A	N/A
Asset coverage, end of period per $1,000:(g)	3,673	3,245	N/A	N/A	N/A

(a)	The consolidated operations for the years ended December 31, 2018 and December 31, 2019 and for the period from January 1, 2020 to November 22, 2020 are for Flat Rock Capital Corp. (See Note 12 in the Notes to Consolidated Financials Statements for further information).
(b)	Based on average shares outstanding during the period.

See Notes to Consolidated Financial Statements.
Annual Report | December 31, 2022	19

Flat Rock Core Income Fund	Consolidated Financial Highlights
For a share outstanding throughout the periods presented

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock and the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock and the outstanding Credit Facility balance.

See Notes to Consolidated Financial Statements.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

1.	ORGANIZATION

Flat Rock Core Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

The operations reported in the accompanying consolidated financial statements and financial highlights for the periods from December 31, 2018 to November 22, 2020 are for Flat Rock Capital Corp., a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. Flat Rock Capital Corp. was an externally managed, non-diversified, closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the 1940 Act and that elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On November 20, 2020, Flat Rock Capital Corp. transferred all of its assets to the Fund as part of a reorganization as described in Note 14.

FRC Funding I, LLC, the Fund’s wholly owned financing subsidiary, is consolidated in the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Annual Report | December 31, 2022	21

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for determining fair value in good faith, however, the day to day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), with the oversight and supervision of the Board, as outlined in the Fund’s valuation policies and procedures.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund primarily invests directly in Senior Loans (either in the primary or secondary markets). Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. Each quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan after its most recent quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The Fund may also invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser expects to evaluate the impact of valuation reports from third-party valuation firms and factor them into its consideration of fair value.

Annual Report | December 31, 2022	23

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of CLO funds is recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

Debt Issuance Costs: The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

Participation Agreements and Assignments: The Fund enters into participation agreements in which one or more participants purchase an interest in a loan, but a lead lender, is the sole lender of record is responsible for originating the loan, retains control over the loan, manages the relationship and handles communication with the borrower and services the loan for both itself and the participants. The other participants have a contract with the lead rather than the borrower unless otherwise specified in the participation agreement, and accordingly cannot make claims against the borrower but instead must request reimbursement for their participation from the lead lender.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2	-	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

Annual Report | December 31, 2022	25

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2022:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$135,400,593	$135,400,593
Collateralized Loan Obligations Equity	–	–	20,708,710	20,708,710
Collateralized Loan Obligations Debt	–	–	54,336,340	54,336,340
Private Fund Investments	–	–	–	42,047,643
Short Term Investments	95,672	–	–	95,672
Total	$95,672	$–	$210,445,643	$252,588,958

*	The Fund held private fund investments with a fair value of $42,047,643, which were valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of December 31, 2022.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the year ended December 31, 2022:

		Collateralized	Collateralized
	First Lien Senior	Loan Obligations	Loan Obligations
	Secured Debt	Equity	Debt	Total
Balance as of December 31, 2021	$88,834,240	$17,611,486	$30,207,422	$136,653,148
Accrued discount/premium	333,180	(589,325)	443,738	187,593
Realized gain/(Loss)	(457,748)	–	–	(457,748)
Change in Unrealized appreciation/(depreciation)	(2,740,851)	(415,363)	(3,360,507)	(6,516,721)
Purchases	77,923,147	4,101,911	27,045,688	109,070,746
Sales Proceeds	(28,491,375)	2	(2)	(28,491,375)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of December 31, 2022	$135,400,593	$20,708,711	$54,336,339	$210,445,643
Net change in unrealized appreciation/(depreciation) included in Statement of Operations attributable to Level 3 investments held at December 31, 2022	$(3,096,813)	$(415,363)	$(3,360,507)	$(6,872,683)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Range (Average)
First Lien Senior Secured Debt	$105,290,368	Market and income	EV / LTM EBITDA	1.9x – 15.8x
		approach (through	Multiples DCF	(9.6x)
		third-party vendor	Discount Rates	8.22% - 53.00%
		pricing service)		(13.29%)
	30,110,225	Recent transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Equity	20,708,710	Third-party vendor	Broker quotes	N/A
		pricing service*
Collateralized Loan Obligations Debt	48,661,358	Third-party vendor	Broker quotes	N/A
		pricing service*
	5,674,982	Recent transaction	Acquisition Cost	N/A

*	The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, indicative, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

Annual Report | December 31, 2022	27

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EV / LTM EBITDA	Increase	Decrease
DCF Discount Rates	Decrease	Increase
Acquisition Cost	Increase	Decrease
Broker Quotes	Increase	Decrease

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the Management Fee, the Adviser is entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding debt and preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.764%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.764%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.764% in any calendar quarter; and

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.764% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of January, April, July, and October. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

Annual Report | December 31, 2022	29

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

During the year ended December 31, 2022, the Fund completed four repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
	#1	#2	#3	#4
Commencement Date	December 21, 2021	March 22, 2022	June 21, 2022	September 20, 2022
Repurchase Request Deadline	January 25, 2022	April 26, 2022	July 26, 2022	October 25, 2022
Repurchase Pricing Date	January 25, 2022	April 26, 2022	July 26, 2022	October 25, 2022
Amount Repurchased	$3,195,319	$4,720,209	$7,740,741	$4,126,855
Shares Repurchased	154,887	228,914	390,749	208,955

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2022, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$134,579,954	$36,090,216

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$10,187,061	$–	$199,123	$–	$10,386,184

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$5,646,537	$–	$–	$–	$5,646,537

Components of Distributable Earnings on a Tax Basis

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification was related to non- deductible excise taxes paid. The reclassification was as follows:

Paid-in Capital	Total Distributable Earnings
$(61,829)	$61,829

At December 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

		Net Unrealized	Other Cumulative
Undistributed	Accumulated Capital	Appreciation/	Effect of Timing
Ordinary Income	Gains/(Losses)	(Depreciation)	Differences	Total
$7,870,358	$(1,797,431)	$(9,295,564)	$–	$(3,222,637)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2022, with differences related to partnership investments, passive foreign investment company adjustments, and wash sales, was as follows:

	Gross Depreciation	Net Unrealized
Gross Appreciation (excess of value over tax)	(excess of tax cost over value)	Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$486,203	$(9,781,767)	$(9,295,564)	$261,884,522

Non-Expiring Short-Term	Non-Expiring Long-Term
$875,332	$922,099

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

Annual Report | December 31, 2022	31

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements
December 31, 2022

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Senior Loans. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as CLOs, BDCs or senior loan facilities that provide the Fund with exposure to Senior Loans. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

Middle Market Risk. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

Annual Report | December 31, 2022	33

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

LIBOR Risk: Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. On March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the U.S. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. There is, however, no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages and overall economic and financial market instability both globally and in the United States. In addition, Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this report. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board has approved a multi-step valuation process each quarter. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

9. BORROWINGS

The Fund maintains a $75 million revolving line of credit, originally obtained by Flat Rock Capital Corp. through a special purpose wholly-owned subsidiary, FRC Funding I, LLC (“FRC Funding”), which entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Cadence Business Finance (formerly known as Alostar Capital Finance), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was subsequently amended to add Cadence Bank, N.A. as the administrative agent following its merger with State Bank and Trust, and to add Hitachi Capital America Corp. to the Lenders. In October 2021, the Loan Agreement was further amended, as Hitachi Capital America Corp. was removed from the Loan Agreement and replaced by Georgia Banking Company (“GBC”) as a Lender. In June 2022, the Loan Agreement was further amended to add Synovus Bank (“Synovus”) and Woodforest National Bank (“Woodforest”) as Lenders. The current Loan Agreement expires on June 2, 2026.

As of December 31, 2022, the Fund had drawn down $48,547,629 from the Credit Facility and the maximum borrowing outstanding during the year was $49,248,346. The balance drawn from the Credit Facility is inclusive of $243,750 of upfront fees in addition to the principal balance. The Fund is charged an interest rate of 2.70% above the 1-month Term SOFR (Secured Overnight Financing Rate) plus 0.11448%. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.40%. Pursuant to the terms of the Loan Agreement, the Borrowers granted to Cadence for the benefit of the lenders, a security interest and a lien in substantially all of FRC Funding’ assets. The average annualized interest rate charged and the average outstanding loan payable for the year ended December 31, 2022 was as follows:

Average Interest Rate	4.93%
Average Outstanding Borrowings	$38,281,657

Annual Report | December 31, 2022	35

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2022, the Fund had issued and outstanding 1,000 shares of Series A Term Preferred Shares, and 1,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred Shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 1,000 shares of Series A Term Preferred Shares on September 30, 2021. The Fund issued 1,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 4.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 4.50% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option upon written notice. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option. Debt issuance costs related to Series A Preferred Shares of $200,000 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $200,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	September 15, 2026	4.00%	1,000	$10,000,000	$10,000,000
Series B	March 15, 2025	4.50%	1,000	$10,000,000	$10,000,000

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, December 7, 2020.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the Shares as of such date.

12. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $5,053,620 of unfunded commitments to provide debt financing to its portfolio companies as of December 31, 2022. As of December 31, 2022, there were no requests to fund these commitments. Such commitments are generally up to the Fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s consolidated statement of assets and liabilities and are not reflected in the Fund’s consolidated statement of assets and liabilities.

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Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

13. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2022:

	Redemption Frequency/ Expiration Date	As of December 31, 2022
BCP Great Lakes II – Series A Holdings LP (1)	N/A	$2,416,121
TriplePoint Venture Credit Inc.(2)	N/A	2,391,358
Hercules Private Global Venture Growth Fund I LP(3)	N/A	6,484,692
Manulife Direct Lending Fund, LP(4)	N/A	10,000,000
Total unfunded commitments		$21,292,171

(1)	The investment’s strategy is to invest in senior, secured unitranche loans.
(2)	The investment’s strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment’s strategy is to provide secured structured debt and equity financing to venture- capital backed life sciences and technology-related companies globally.
(4)	The investment’s strategy is to invest primarily in first lien loans to strong-performing, US-based businesses.

14. FUND REORGANIZATION

On November 20, 2020 (the “Reorganization Date”), pursuant to the approval of an Agreement and Plan of Reorganization (the “Plan”) by and between the Fund and Flat Rock Capital Corp. (the “Acquired Fund”), the Acquired Fund transferred all of its assets to the Fund, in exchange for shares of the Fund and the assumption by the Fund of all of the liabilities of the Acquired Fund.

As of the Reorganization Date, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Fund and received their respective shares. The reorganization qualified as a tax-free “reorganization” under the Code for U.S. federal income tax purposes.

On the Reorganization Date, the Fund and the Acquired Fund reported the following financial information:

Shares Outstanding of the Fund	Net Assets of the Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
250	$5,000	2,892,101	$58,947,907

Annual Report | December 31, 2022	37

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Portfolio Value	Unrealized Appreciation/(Depreciation) of Acquired Fund
$86,074,311	$(708,344)

Immediately following the reorganization, the net assets of the Fund equaled $58,952,907 and 2,892,351 shares of the Fund were issued.

Assuming the acquisition had been completed on January 1, 2020, the Fund’s pro forma results of operations for the period January 1, 2020 to December 31, 2020, are as follows:

Net Investment Income	$4,068,165
Net Realized and Unrealized Gain on Investments	1,457,405
Net Increase in Net Assets Resulting from Operations	5,525,570

15. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

16. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On January 24, 2023, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. As permitted by Rule 23c-3(b)(5) of the 1940 Act, and as a result of the amount of repurchase requests submitted by shareholders, the Fund repurchased an additional two percent of the Fund’s outstanding shares in connection with this repurchase offer. The result of the repurchase offers was as follow:

Repurchase Offer
Commencement Date	December 20, 2022
Repurchase Request Deadline	January 24, 2023
Repurchase Pricing Date	January 24, 2023
Amount Repurchased	$13,171,923
Shares Repurchased	658,596

38	www.flatrockglobal.com

Flat Rock Core Income Fund	Notes to Consolidated Financial Statements

December 31, 2022

Subsequent to December 31, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 9, 2023	January 6, 2023	January 10, 2023	$0.114
February 9, 2022	February 8, 2022	February 10, 2022	$0.114

Annual Report | December 31, 2022	39

Report of Independent Registered
Flat Rock Core Income Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of
Flat Rock Core Income Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Flat Rock Core Income Fund (the “Fund”) as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the four years in the period then ended (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated March 13, 2019 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, agent banks, and underlying fund managers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

40	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
December 31, 2022 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Oct. 2020)

FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

Annual Report | December 31, 2022	41

Flat Rock Core Income Fund	Additional Information
December 31, 2022 (Unaudited)

Does Flat Rock
REASONS WE CAN SHARE YOUR		Core Income	Can you limit
PERSONAL INFORMATION		Fund share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
QUESTIONS?	Call (307) 500-5200

42	www.flatrockglobal.com

Flat Rock Core Income Fund	Additional Information
December 31, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund
WHAT WE DO

How does Flat Rock Core Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock Core Income Fund collect my	We collect your personal information, for example, when you
personal information?	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | December 31, 2022	43

Flat Rock Core Income Fund	Additional Information
December 31, 2022 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Flat Rock Core Income Fund doesn’t jointly market.

44	www.flatrockglobal.com

Flat Rock Core Income Fund	Trustees & Officers
December 31, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Core Income Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted. The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (212) 596-3413 or by visiting www.flatrockglobal.com.

TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert K. Grunewald (1962)*	Interested Trustee, President and Chief Executive Officer	Since October 2020	President and Chief Executive Officer of Flat Rock Capital Corp. (from 2017 to November 2020); President and Chief Executive Officer of Flat Rock Enhanced Income Fund since 2022; President and Chief Executive Officer of Flat Rock Opportunity Fund since 2018; Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 – 2015).	3	Flat Rock Opportunity Fund; Flat Rock Enhanced Income Fund

Marshall H. Durston (1959)	Independent Trustee	Since October 2020	Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (Since 2010).	3	Flat Rock Opportunity Fund; Flat Rock Enhanced Income Fund

R. Scott Coolidge (1955)	Independent Trustee	Since October 2020	Partner at Human Capital Advisors (since 2015); Senior Vice President and Vice President, Freddie Mac (2003 – 2015).	3	Flat Rock Opportunity Fund; Flat Rock Enhanced Income Fund

*	Mr. Grunewald is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.
(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, Flat Rock Opportunity Fund, and Flat Rock Enhanced Income Fund.

Annual Report | December 31, 2022	45

Flat Rock Core Income Fund	Trustees & Officers
December 31, 2022 (Unaudited)

TRUSTEES (CONTINUED)

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Paul E. Finnen	Independent	Since	Owner, Paul E. Finnen &	2	None.
(1958)	Trustee	October	Associates, a Real Estate
		2020	Appraisal company (Since 1985).

(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, Flat Rock Opportunity Fund, and Flat Rock Enhanced Income Fund.

OFFICERS
Name and		Term of Office and Length of	Principal Occupation(s)
Year of Birth	Position with the Trust	Time Served(1)	During Past 5 Years
Ryan Ripp (1987)	Chief Financial Officer and Secretary	Since January 2021	Chief Financial Officer of Flat Rock Enhanced Income Fund (2022 to present); Chief Financial Officer of Flat Rock Global, LLC and Flat Rock Opportunity Fund (2021 to present); Chief Compliance Officer of Flat Rock Global, LLC and Flat Rock Opportunity Fund (2021 to 2022); Consultant, Boston Consulting Group (2020 to 2021); Associate, McKinsey & Company (2017 to 2020); Senior Associate, Equity Research, Citi Group (2014 to 2016).

Andy Chica (1975)(2)	Chief Compliance Officer	Since May 2022	Chief Compliance Officer of Flat Rock Opportunity Fund, Flat Rock Enhanced Income Fund and Flat Rock Global LLC (2022 to present); Principal, NexTier Solutions (2022 to present); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022); Chief Compliance Officer, Hatteras Funds (2007 to 2019).

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(2)	The address for Andy Chica is P.O. Box 847 Morrisville, NC 27560.

46	www.flatrockglobal.com

Intentionally Left Blank

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Core Income Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers to the provisions of the code of ethics were granted. The Registrant's code of ethics, as adopted on October 16, 2020, is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund's "audit committee financial expert," as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board's review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $73,000 and $100,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $11,500. The tax fees for fiscal years 2021 and 2022 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2021 and December 31, 2022 were $0 and $0, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Core Income Fund

Proxy Voting Policies and Procedures

Flat Rock Core Income Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)       Registrant’s Portfolio Managers as of December 31, 2022 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since November 2020	President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).
Shiloh Bates	Portfolio Manager	Since January 2021	Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2022:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$292.8M	0	$0
	Other Pooled Investment Vehicles	1	$0.8M	1	$0.8M
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$292.8M	0	$0
	Other Pooled Investment Vehicles	1	$0.8M	1	$0.8M
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Opportunity Fund and Flat Rock Enhanced Income Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3) Portfolio Manager compensation as of December 31, 2022:

Mr. Shiloh Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund and comprises the Adviser Investment Committee. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	None

(1) Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2) Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3) The dollar range of equity beneficially owned is based on the closing price of $19.90 per share on December 31, 2022.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 10, 2023

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 10, 2023